Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
SEPTEMBER 30, 2008

BioMed Realty Trust, Inc.	Investor Relations Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Kent Griffin	(858) 485.9840
San Diego, CA 92128	Chief Financial Officer	(858) 485.9843 (fax)

TABLE OF CONTENTS
SEPTEMBER 30, 2008
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, general risks affecting the real estate industry, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development, construction and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, downturns in the national and local economies, increases in interest rates and volatility in securities markets, potential liability for uninsured losses and environmental contamination, the company’s dependence on key personnel whose continued service is not guaranteed, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

THIRD QUARTER HIGHLIGHTS
SEPTEMBER 30, 2008
Third Quarter Highlights
•	Quarterly total revenues increased 24.6% to $80.8 million from $64.8 million in the third quarter 2007

•	Completed delivery of the 84,000 square foot build-to-suit laboratory and office facility at our Towne Centre Drive campus in San Diego to our tenant, Illumina, Inc.

•	Continued delivery of space to Beth Israel Deaconess Medical Center, Inc. at the Center for Life Science | Boston, bringing total occupancy at the building to nearly 80% at the end of the quarter

•	Executed leasing transactions during the quarter representing nearly 200,000 square feet:
o	Six new leases totaling approximately 52,000 square feet, including an approximately 28,000 square foot lease with Nteryx, Inc. at our Ardenwood Boulevard property in the Fremont/Newark submarket of the San Francisco Bay Area

o	Seven leases amended to extend their terms totaling approximately 147,000 square feet, including a 15-year extension on approximately 91,000 square feet leased to Regeneron Pharmaceuticals, Inc., expanding Regeneron’s long-term commitment at our Landmark at Eastview property in New York to over 348,000 square feet
•	Funds from operations (FFO) for the quarter increased 15.5% from the third quarter 2007 to $35.6 million, or $0.48 per diluted share
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 69 properties, representing 112 buildings with approximately 10.4 million rentable square feet, including approximately 1.4 million square feet of development in progress. The company also owns undeveloped land parcels adjacent to existing properties that it estimates can support up to 1.4 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
SEPTEMBER 30, 2008

Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMRPrA	480 Washington Boulevard
(858) 485.9840		Jersey City, NJ 07310-1900
(858) 485.9843 (fax)		(212) 815.3782

Please visit our corporate website at: www.biomedrealty.com

Board of Directors

Alan D. Gold	Barbara R. Cambon	Richard I. Gilchrist	M. Faye Wilson
Chairman

Gary A. Kreitzer	Edward A. Dennis, Ph.D.	Theodore D. Roth

Executive Officers

Alan D. Gold	Gary A. Kreitzer	John F. Wilson, II
President and Chief Executive Officer	Executive Vice President,	Executive Vice President
General Counsel, and Secretary

R. Kent Griffin, Jr.	Matthew G. McDevitt
Chief Financial Officer	Executive Vice President,
Acquisitions and Leasing

2008 Tentative Schedule for Quarterly Results

Fourth Quarter	February 12, 2009

EQUITY RESEARCH COVERAGE
SEPTEMBER 30, 2008

Credit Suisse	Steven Benyik	(212) 538.0239

Friedman Billings Ramsey	Wilkes Graham	(703) 312.9737

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368.2280 / (917) 368.2316

Merrill Lynch	Steve Sakwa	(212) 449.0335

Raymond James	Paul D. Puryear / William A. Crow	(727) 567.2253 / (727) 567.5294

RBC Capital Markets	David Rodgers / Mike Carroll	(440) 715.2647 / (440) 715.2649

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863.4235 / (314) 863.6413

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Erin Aslakson	(443) 224.1307 / (443) 224.1350

UBS Securities	Omotayo Okusanya, II	(212) 713.1864

Wachovia Securities	Christopher Haley / Brendan Maiorana	(443) 263.6773 / (443) 263.6516

FINANCIAL AND OPERATING HIGHLIGHTS
SEPTEMBER 30, 2008
(In thousands, except per share and ratio amounts)

	As of or for the three months ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Selected Operating Data
Total revenues	$80,811	$70,771	$67,358	$64,050	$64,832

EBITDA (1)	48,047	42,495	37,642	37,909	37,289
Adjusted EBITDA (1)	52,858	47,356	42,464	42,724	42,024

General and administrative expense	4,589	5,645	6,194	5,880	5,283

Interest expense	13,035	8,629	6,937	6,641	7,043
Capitalized interest	8,437	11,541	14,638	16,057	14,902
Interest incurred including swap payments (2)	22,742	22,001	22,570	22,698	21,945

Operating margins (3)	70.4%	73.8%	71.4%	75.3%	72.3%
General and administrative expense / Total revenues	5.7%	8.0%	9.2%	9.2%	8.1%

Net income available to common stockholders	12,982	14,085	12,567	13,229	12,215
Net income per share — diluted	$0.18	$0.20	$0.19	$0.20	$0.19

FFO (4)	35,563	34,477	31,286	31,574	30,792
FFO per share — diluted (4)	$0.48	$0.47	$0.46	$0.46	$0.45

AFFO (4)	30,545	28,770	27,095	28,284	27,862
AFFO per share — diluted (4)	$0.41	$0.39	$0.40	$0.41	$0.41

Coverage Ratios (5)
Interest coverage	4.4	5.7	6.1	6.8	6.1
Fixed charge coverage	3.0	3.4	3.3	3.6	3.3

Dividend per share — common stock	$0.335	$0.335	$0.335	$0.310	$0.310

FFO payout ratio	70.4%	71.2%	73.3%	67.1%	68.7%
AFFO payout ratio	81.9%	85.3%	84.6%	74.9%	76.0%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 33. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive income/(loss) in accordance with Emerging Issues Task Force Issue No. 99-09. Excludes ineffectiveness recognized on interest rate swaps.

(3)	See page 13 for detail.

(4)	For definitions and discussion of FFO and AFFO, see page 33. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(5)	For a discussion of coverage ratios, see page 33. See pages 14 and 15 for detail.

CAPITALIZATION SUMMARY
SEPTEMBER 30, 2008
(In thousands, except per share and ratio amounts)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Capitalization:
Total common shares outstanding	71,720	71,720	65,593	65,571	65,466
Total units outstanding (1)	3,504	3,504	3,495	3,318	3,296

Total common shares and units outstanding	75,224	75,224	69,089	68,889	68,762
Common share price at quarter end	$26.45	$24.53	$23.89	$23.17	$24.10

Equity value at quarter end (2)	$1,989,674	$1,845,237	$1,650,529	$1,596,172	$1,657,166
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,547,486	1,495,778	1,571,050	1,500,787	1,429,092

Total capitalization	$3,767,160	$3,571,015	$3,451,579	$3,326,959	$3,316,258

Debt / Total assets	48.0%	47.0%	50.3%	49.1%	47.5%
Debt / Total capitalization	41.0%	42.0%	45.5%	45.1%	43.1%

Total consolidated debt:
Fixed rate debt / Total debt	33.8%	36.3%	34.7%	36.5%	39.6%
Adjusted fixed rate debt / Total debt (3)	59.8%	89.1%	85.0%	89.2%	84.4%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	33.5%	34.2%	33.0%	34.7%	37.5%
Adjusted fixed rate debt / Total debt (3)	57.9%	83.9%	80.5%	84.5%	79.7%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

(2)	Assumes conversion of 100% of the OP and LTIP units into shares of common stock.

(3)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

PORTFOLIO SUMMARY
SEPTEMBER 30, 2008

				Unconsolidated
	Consolidated Portfolio			Partnership Portfolio (1)			Total Portfolio
	September 30, 2008
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties (2)	43	5,340,037	99.6%	4	257,308	100.0%	47	5,597,345	99.6%
Lease up properties (2)	13	1,287,626	63.6%	2	420,000	26.8%	15	1,707,626	54.6%

Total operating portfolio	56	6,627,663	92.6%	6	677,308	54.6%	62	7,304,971	89.0%
Repositioning and redevelopment properties (3)	3	1,676,651	20.1%	—	—	n/a	3	1,676,651	20.1%
Construction in progress (4)	3	1,157,000	70.0%	1	280,000	—	4	1,437,000	56.4%

Total portfolio	62	9,461,314	77.0%	7	957,308	38.6%	69	10,418,622	73.4%
Land parcels (4)	n/a	1,367,000	n/a	—	—	n/a	n/a	1,367,000	n/a

Total proforma portfolio	62	10,828,314	n/a	7	957,308	n/a	69	11,785,622	n/a

	June 30, 2008
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties	42	5,267,143	99.2%	4	257,308	100.0%	46	5,524,451	99.2%
Lease up properties	11	1,147,635	64.2%	1	n/a	n/a	12	1,147,635	64.2%

Total operating portfolio	53	6,414,778	92.9%	5	257,308	100.0%	58	6,672,086	93.2%
Repositioning and redevelopment properties	5	1,816,642	22.4%	—	—	n/a	5	1,816,642	22.4%
Construction in progress	4	1,241,000	72.0%	2	700,000	16.1%	6	1,941,000	51.8%

Total portfolio	62	9,472,420	76.7%	7	957,308	38.6%	69	10,429,728	73.2%
Land parcels	n/a	1,367,000	n/a	—	—	n/a	n/a	1,367,000	n/a

Total proforma portfolio	62	10,839,420	n/a	7	957,308	n/a	69	11,796,728	n/a

	Consolidated Portfolio		Total Portfolio
	9/30/08	6/30/08	9/30/08	6/30/08
Properties	62	62	69	69
Buildings	105	105	112	112
Tenants	119	119	123	123
Percent leased — operating portfolio	92.6%	92.9%	89.0%	93.2%
Weighted average remaining lease term (years)	9.0	9.1	9.0	9.1

(1)	Includes 72,863 rentable square feet of McKellar Court (21%) and 884,445 rentable square feet of PREI joint venture properties (20%).

(2)	See pages 21-22 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

(3)	See page 23 for detail of consolidated portfolio, and page 34 for definitions of terms.

(4)	See page 24 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2008
(In thousands)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Assets
Investments in real estate, net	$2,915,675	$2,885,704	$2,868,432	$2,805,983	$2,742,603
Investments in unconsolidated partnerships	20,296	21,158	21,356	22,588	21,741
Cash and cash equivalents	23,451	21,357	19,383	13,479	18,424
Restricted cash	8,291	7,991	8,351	8,867	10,003
Accounts receivable, net	7,284	3,377	4,716	4,457	3,722
Accrued straight-line rents, net	52,721	46,997	40,682	36,415	32,012
Acquired above-market leases, net	4,661	5,017	5,374	5,745	6,339
Deferred leasing costs, net	107,145	109,380	112,334	116,491	119,699
Deferred loan costs, net	12,057	13,230	14,554	15,567	17,052
Other assets	70,837	68,323	30,767	27,676	36,567

Total assets	$3,222,418	$3,182,534	$3,125,949	$3,057,268	$3,008,162

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$354,828	$373,571	$377,675	$379,680	$397,341
Secured construction loan	500,998	483,997	457,628	425,160	389,904
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes	175,000	175,000	175,000	175,000	175,000
Unsecured line of credit	266,660	213,210	310,747	270,947	216,847
Security deposits	7,469	7,611	7,326	7,090	7,513
Dividends and distributions payable	29,441	29,441	27,385	25,596	25,557
Accounts payable, accrued expenses and other liabilities	106,553	96,626	134,751	95,871	81,195
Acquired below-market leases, net	19,212	20,702	22,199	23,708	25,220

Total liabilities	1,710,161	1,650,158	1,762,711	1,653,052	1,568,577
Minority interests	14,968	15,572	16,690	17,280	19,269
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	717	717	656	656	655
Additional paid-in capital	1,432,350	1,430,942	1,279,852	1,277,770	1,275,347
Accumulated other comprehensive (loss)/income	(35,657)	(25,778)	(54,824)	(21,762)	6,945
Dividends in excess of earnings	(122,534)	(111,490)	(101,549)	(92,141)	(85,044)

Total stockholders’ equity	1,497,289	1,516,804	1,346,548	1,386,936	1,420,316

Total liabilities and stockholders’ equity	$3,222,418	$3,182,534	$3,125,949	$3,057,268	$3,008,162

CONSOLIDATED STATEMENTS OF INCOME
SEPTEMBER 30, 2008
(In thousands, except share and per share data)

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Revenues:
Rental	$59,381	$54,223	$50,342	$49,645	$49,382
Tenant recoveries	20,911	15,804	16,582	14,471	15,084
Other income/(loss)	519	744	434	(66)	366

Total revenues	80,811	70,771	67,358	64,050	64,832

Expenses:
Rental operations	17,027	13,454	13,865	12,006	12,789
Real estate taxes	6,763	4,915	5,269	3,816	5,079
Depreciation and amortization	21,506	19,331	17,687	17,645	17,665
General and administrative	4,589	5,645	6,194	5,880	5,283

Total expenses	49,885	43,345	43,015	39,347	40,816

Income from operations	30,926	27,426	24,343	24,703	24,016
Equity in net (loss)/income of unconsolidated partnerships	(208)	43	(172)	(199)	(261)
Interest income	110	106	155	181	239
Interest expense	(13,035)	(8,629)	(6,937)	(6,641)	(7,043)

Income from continuing operations before minority interests	17,793	18,946	17,389	18,044	16,951
Minority interests in continuing operations of consolidated partnerships	(11)	(1)	8	17	51
Minority interests in continuing operations of operating partnership	(559)	(619)	(589)	(591)	(545)

Income from continuing operations	17,223	18,326	16,808	17,470	16,457
Loss on sale of real estate assets	—	—	—	—	(1)

Net income	17,223	18,326	16,808	17,470	16,456
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,241)	(4,241)

Net income available to common stockholders	$12,982	$14,085	$12,567	$13,229	$12,215

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.18	$0.20	$0.19	$0.20	$0.19

Weighted-average common shares outstanding:
Basic	71,513,333	70,094,003	65,350,512	65,308,702	65,308,702

Diluted	74,714,841	73,248,311	68,429,903	68,307,355	68,274,908

FFO (1) AND AFFO (1)
SEPTEMBER 30, 2008
(In thousands, except per share and ratio amounts)

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Reconciliation of net income to funds from operations (FFO):
Net income available to common stockholders	$12,982	$14,085	$12,567	$13,229	$12,215
Adjustments:
Loss on sale of real estate assets	—	—	—	—	1
Minority interests in operating partnership	559	619	589	591	545
Depreciation & amortization — continuing operations	21,506	19,331	17,687	17,645	17,665
Depreciation & amortization — unconsolidated partnerships	524	450	451	394	366
Depreciation & amortization — minority interest in consolidated joint ventures	(8)	(8)	(8)	(285)	—

FFO	$35,563	$34,477	$31,286	$31,574	$30,792

FFO per share — diluted	$0.48	$0.47	$0.46	$0.46	$0.45

Dividends and distributions declared per common share	$0.335	$0.335	$0.335	$0.310	$0.310

FFO payout ratio (2)	70.4%	71.2%	73.3%	67.1%	68.7%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$35,563	$34,477	$31,286	$31,574	$30,792
Adjustments:
Master lease receipts (3)	—	—	103	232	232
Second generation capital expenditures	(1,037)	(464)	(702)	(532)	(385)
Ineffectiveness recognized on interest rate swaps	726	—	—	—	—
Amortization of deferred loan costs	1,313	1,317	1,019	1,494	1,413
Amortization of fair-value of debt acquired	(490)	(561)	(558)	(629)	(654)
Non-cash equity compensation	1,496	1,456	1,382	1,465	1,486
Straight line rents	(5,892)	(6,315)	(4,296)	(4,402)	(4,152)
Fair-value lease revenue	(1,134)	(1,140)	(1,139)	(918)	(870)

AFFO	$30,545	$28,770	$27,095	$28,284	$27,862

AFFO per share — diluted	$0.41	$0.39	$0.40	$0.41	$0.41

Dividends and distributions declared per common share	$0.335	$0.335	$0.335	$0.310	$0.310

AFFO payout ratio (4)	81.9%	85.3%	84.6%	74.9%	76.0%

(1)	For definitions and discussion of FFO and AFFO, see page 33.

(2)	Calculated as dividends and distributions declared per common share divided by FFO per share - diluted.

(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(4)	Calculated as dividends and distributions declared per common share divided by AFFO per share - diluted.

RECONCILIATION OF EBITDA (1)
SEPTEMBER 30, 2008
(In thousands)

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$12,982	$14,085	$12,567	$13,229	$12,215
Interest expense	13,035	8,629	6,937	6,641	7,043
Depreciation & amortization — continuing operations	21,506	19,331	17,687	17,645	17,665
Depreciation & amortization — unconsolidated partnerships	524	450	451	394	366

EBITDA	48,047	42,495	37,642	37,909	37,289
Minority interests	570	620	581	574	494
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Adjusted EBITDA	$52,858	$47,356	$42,464	$42,724	$42,024

(1)	For a definition and discussion of EBITDA and adjusted EBITDA, see page 33.

RECONCILIATION OF NET OPERATING INCOME (1)
SEPTEMBER 30, 2008
(Dollars in thousands)

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Net income	$17,223	$18,326	$16,808	$17,470	$16,456
Loss from discontinued operations	—	—	—	—	1
Minority interests from continuing operations	570	620	581	574	494
Equity in net loss/(income) of unconsolidated partnerships	208	(43)	172	199	261
Interest expense	13,035	8,629	6,937	6,641	7,043
Interest income	(110)	(106)	(155)	(181)	(239)

Income from operations	30,926	27,426	24,343	24,703	24,016
Depreciation and amortization	21,506	19,331	17,687	17,645	17,665
General and administrative	4,589	5,645	6,194	5,880	5,283

Consolidated net operating income	$57,021	$52,402	$48,224	$48,228	$46,964

Revenues:
Rental	$59,381	$54,223	$50,342	$49,645	$49,382
Tenant recoveries	20,911	15,804	16,582	14,471	15,084
Other income/(loss)	519	744	434	(66)	366

Total revenues	80,811	70,771	67,358	64,050	64,832

Expenses:
Rental operations	17,027	13,454	13,865	12,006	12,789
Real estate taxes	6,763	4,915	5,269	3,816	5,079

Total operating expenses	23,790	18,369	19,134	15,822	17,868

Consolidated net operating income	$57,021	$52,402	$48,224	$48,228	$46,964

Consolidated net operating income — cash basis	$49,687	$45,068	$42,915	$42,991	$41,981

Operating margin (2) (4)	70.4%	73.8%	71.4%	75.3%	72.3%

Operating expense recovery (3) (4)	87.9%	86.0%	86.7%	91.5%	84.4%

(1)	For a definition and discussion of net operating income, see page 33.

(2)	Operating margin is calculated as ((rental revenues + tenant recovery revenues — rental operations — real estate taxes) / (rental revenues + tenant recovery revenues)).

(3)	Operating expense recovery is calculated as (tenant recovery revenues / (rental operations + real estate taxes)).

(4)	Includes historical activity for disposed properties, except in the period disposed.

INTEREST COVERAGE RATIOS (1)
SEPTEMBER 30, 2008
(In thousands, except ratios)

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Excluding capitalized interest:
Adjusted EBITDA	$52,858	$47,356	$42,464	$42,724	$42,024
Interest expense:
Interest expense	13,035	8,629	6,937	6,641	7,043
Interest expense — unconsolidated partnerships	489	421	524	476	633
Ineffectiveness recognized on interest rate swaps	(726)	—	—	—	—
Amortization of deferred loan costs	(1,313)	(1,317)	(1,019)	(1,494)	(1,413)
Amortization of fair-value of debt acquired	490	561	558	629	654

Total interest expense	$11,975	$8,294	$7,000	$6,252	$6,917

Interest coverage ratio	4.4	5.7	6.1	6.8	6.1

Including capitalized interest:
Adjusted EBITDA	$52,858	$47,356	$42,464	$42,724	$42,024
Interest expense:
Interest expense	13,035	8,629	6,937	6,641	7,043
Interest expense — unconsolidated partnerships	489	421	524	476	633
Interest expense — accumulated other comprehensive income	1,996	1,831	995	—	—
Capitalized interest	8,437	11,541	14,638	16,057	14,902
Ineffectiveness recognized on interest rate swaps	(726)	—	—	—	—
Amortization of deferred loan costs	(1,313)	(1,317)	(1,019)	(1,494)	(1,413)
Amortization of fair-value of debt acquired	490	561	558	629	654
Amortization of capitalized interest	404	200	67	26	11

Total interest expense	$22,812	$21,866	$22,700	$22,335	$21,830

Interest coverage ratio	2.3	2.2	1.9	1.9	1.9

(1)	For a discussion of coverage ratios, see page 33.

FIXED CHARGE COVERAGE RATIOS (1)
SEPTEMBER 30, 2008
(In thousands, except ratios)

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Excluding capitalized interest:
Adjusted EBITDA	$52,858	$47,356	$42,464	$42,724	$42,024
Fixed charges:
Interest expense	13,035	8,629	6,937	6,641	7,043
Interest expense — unconsolidated partnerships	489	421	524	476	633
Ineffectiveness recognized on interest rate swaps	(726)	—	—	—	—
Amortization of deferred loan costs	(1,313)	(1,317)	(1,019)	(1,494)	(1,413)
Amortization of fair value of debt acquired	490	561	558	629	654
Principal payments	1,185	1,448	1,446	1,510	1,528
Principal payments — unconsolidated partnerships	7	7	7	6	6
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$17,408	$13,990	$12,694	$12,009	$12,692

Fixed charge coverage ratio	3.0	3.4	3.3	3.6	3.3

Including capitalized interest:
Adjusted EBITDA	$52,858	$47,356	$42,464	$42,724	$42,024
Fixed charges:
Interest expense	13,035	8,629	6,937	6,641	7,043
Interest expense — unconsolidated partnerships	489	421	524	476	633
Interest expense — accumulated other comprehensive income	1,996	1,831	995	—	—
Capitalized interest	8,437	11,541	14,638	16,057	14,902
Amortization of capitalized interest	404	200	67	26	11
Ineffectiveness recognized on interest rate swaps	(726)	—	—	—	—
Amortization of deferred loan costs	(1,313)	(1,317)	(1,019)	(1,494)	(1,413)
Amortization of fair value of debt acquired	490	561	558	629	654
Principal payments	1,185	1,448	1,446	1,510	1,528
Principal payments — unconsolidated partnerships	7	7	7	6	6
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$28,245	$27,562	$28,394	$28,092	$27,605

Fixed charge coverage ratio	1.9	1.7	1.5	1.5	1.5

(1)	For a discussion of coverage ratios, see page 33.

DEBT SUMMARY
SEPTEMBER 30, 2008
(Dollars in thousands)

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate	Balance	Premium	Value	Date
Consolidated debt:

Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,490	$326	$4,816	07/12
Bayshore Boulevard	4.55%	4.55%	15,028	—	15,028	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,417	766	12,183	01/11
500 Kendall Street (Kendall D)	6.38%	5.45%	68,226	4,211	72,437	12/18
Lucent Drive	5.50%	5.50%	5,393	—	5,393	01/15
Monte Villa Parkway	4.55%	4.55%	9,148	—	9,148	01/10
6828 Nancy Ridge Drive	7.15%	5.38%	6,718	438	7,156	09/12
Road to the Cure	6.70%	5.78%	15,258	624	15,882	01/14
Science Center Drive	7.65%	5.04%	11,189	771	11,960	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	29,390	2,008	31,398	06/12
9885 Towne Centre Drive	4.55%	4.55%	20,895	—	20,895	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,396	136	1,532	05/15

Total / weighted average on fixed rate mortgages	6.18%	5.51%	345,548	9,280	354,828
Fixed rate debt:
Unsecured exchangeable senior notes	4.50%	4.50%	175,000	—	175,000	10/26

Total / weighted average fixed rate debt	5.61%	5.17%	520,548	9,280	529,828
Variable rate debt:
Secured term loan	4.14%	4.14%	250,000	—	250,000	08/12
$600 million unsecured line of credit	3.84%	3.84%	266,660	—	266,660	08/11
$550 million secured construction loan	4.37%	4.37%	500,998	—	500,998	11/09

Total / weighted average variable rate debt	4.17%	4.17%	1,017,658	—	1,017,658

Total / weighted average consolidated debt	4.66%	4.51%	$1,538,206	$9,280	$1,547,486

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	3.44%	3.44%	$72,338	$—	$72,338	04/09
PREI secured construction loan (20%) (variable)	3.99%	3.99%	25,395	—	25,395	08/10
McKellar Court (21%) (fixed)	8.56%	4.63%	2,182	—	2,182	01/10

Total / weighted average share of unconsolidated partnership debt	3.69%	3.61%	99,915	—	99,915

Total / weighted average consolidated and share of unconsolidated partnership debt	4.60%	4.46%	$1,638,121	$9,280	$1,647,401

DEBT ANALYSIS
SEPTEMBER 30, 2008
(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$1,096,546	71.3%	4.89%	4.68%
Unsecured debt	441,660	28.7%	4.10%	4.10%

Total consolidated debt	$1,538,206	100.0%	4.66%	4.51%

Fixed and Variable Rate Debt Analysis (1)

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$520,548	33.8%	5.61%	5.17%
Variable rate debt — hedged	400,000	26.0%	5.80%	5.80%
Variable rate debt — unhedged	617,658	40.2%	4.33%	4.33%

Total consolidated debt	$1,538,206	100.0%	5.15%	5.00%

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Total consolidated debt:
Fixed rate debt / Total debt	33.8%	36.3%	34.7%	36.5%	39.6%
Adjusted fixed rate debt / Total debt (1)	59.8%	89.1%	85.0%	89.2%	84.4%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	33.5%	34.2%	33.0%	34.7%	37.5%
Adjusted fixed rate debt / Total debt (1)	57.9%	83.9%	80.5%	84.5%	79.7%

(1)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

DEBT MATURITIES
SEPTEMBER 30, 2008
(In thousands)
Weighted average debt maturity is 5 years and 4.8 years for consolidated and unconsolidated debt, respectively.

	2008	2009	2010	2011	2012	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$1,210	$5,026	$47,446	$26,220	$41,421	$224,225	$345,548
Unsecured exchangeable senior notes (1)	—	—	—	—	—	175,000	175,000

Total fixed rate debt	1,210	5,026	47,446	26,220	41,421	399,225	520,548

Variable rate debt:
Secured term loan	—	—	—	—	250,000	—	250,000
$600 million unsecured line of credit	—	—	—	266,660	—	—	266,660
$550 million secured construction loan	—	500,998	—	—	—	—	500,998

Total variable rate debt	—	500,998	—	266,660	250,000	—	1,017,658

Total consolidated debt	$1,210	$506,024	$47,446	$292,880	$291,421	$399,225	$1,538,206

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	$—	$72,338	$—	$—	$—	$—	$72,338
PREI secured construction loan (20%) (variable)	—	—	25,395	—	—	—	25,395
McKellar Court (21%) (fixed)	8	32	2,142	—	—	—	2,182

Share of total unconsolidated partnership debt	$8	$72,370	$27,537	$—	$—	$—	$99,915

Total consolidated and share of unconsolidated partnership debt	$1,218	$578,394	$74,983	$292,880	$291,421	$399,225	$1,638,121

(1)	The holders of the unsecured exchangeable senior notes (the “Notes”) have the right to require the Company to repurchase the Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest.

COMMON AND PREFERRED STOCK DATA
SEPTEMBER 30, 2008
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Weighted average common shares outstanding	71,513	70,094	65,351	65,308	65,308
Weighted average OP and LTIP units outstanding	3,161	3,121	3,066	2,917	2,917
Dilutive effect of restricted stock	40	33	13	82	50

Diluted common shares	74,714	73,248	68,430	68,307	68,275

Closing common shares, OP and LTIP units outstanding	75,224	75,224	69,089	68,890	68,762
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200

High price	$29.50	$27.75	$25.33	$26.25	$26.20
Low price	$22.72	$23.59	$19.32	$20.89	$21.00
Average closing price	$26.20	$25.91	$22.46	$23.52	$24.17
Closing price	$26.45	$24.53	$23.89	$23.17	$24.10
Dividends per share — annualized	$1.34	$1.34	$1.34	$1.24	$1.24
Closing dividend yield — annualized	5.1%	5.5%	5.6%	5.4%	5.1%
DIVIDENDS PER SHARE

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Common Stock — BMR
Amount	$0.335	$0.335	$0.335	$0.310	$0.310
Declared	September 15, 2008	June 16, 2008	March 14, 2008	December 12, 2007	September 14, 2007
Record	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 28, 2007
Paid	October 15, 2008	July 15, 2008	April 15, 2008	January 15, 2008	October 15, 2007

Preferred Stock — BMRPrA
Amount	$0.46094	$0.46094	$0.46094	$0.46094	$0.46094
Declared	September 15, 2008	June 16, 2008	March 14, 2008	December 12, 2007	September 14, 2007
Record	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 28, 2007
Paid	October 15, 2008	July 15, 2008	April 15, 2008	January 15, 2008	October 15, 2007

MARKET SUMMARY
SEPTEMBER 30, 2008

		Current (1)			Expiration
				Annualized			Annualized
	Leased		Percent of	Base Rent		Percent of	Base Rent
	Square	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Market	Feet	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
		(in thousands)			(in thousands)
Boston	1,832,358	$89,420	33.7%	$48.80	$96,323	30.2%	$52.57
Maryland	1,144,968	45,708	17.2%	39.92	63,578	19.9%	55.53
San Francisco	1,299,950	28,828	10.8%	22.18	38,038	11.9%	29.26
San Diego	943,427	28,836	10.8%	30.57	37,547	11.8%	39.80
New York / New Jersey	991,739	26,613	10.0%	26.83	32,778	10.3%	33.05
Pennsylvania	687,399	14,863	5.6%	21.62	16,354	5.1%	23.79
Seattle	132,693	5,087	1.9%	38.34	6,142	1.9%	46.29
University Related — Other	249,507	7,670	2.9%	30.74	8,890	2.8%	35.63

Total consolidated portfolio / weighted average	7,282,041	$247,025	92.9%	$33.92	$299,650	93.9%	$41.15

Unconsolidated partnership properties (2)	369,824	18,900	7.1%	51.11	19,494	6.1%	52.71

Total portfolio / weighted average	7,651,865	$265,925	100.0%	$34.75	$319,144	100.0%	$41.71

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter end, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Consists of 72,863 rentable square feet of McKellar Court (21%) and 296,961 rentable square feet of PREI joint venture properties (20%).

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
SEPTEMBER 30, 2008

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	9/30/08	6/30/08
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.8%	75,003	100.0%	100.0%
2	Center for Life Science¦Boston	November 17, 2006	CIP	1	703,000	7.4%	563,875	80.2%	80.2%
3	Charles Street (2)	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Stabilized	1	37,400	0.4%	37,400	100.0%	100.0%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.1%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	1.0%	71,376	78.7%	78.7%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.2%	298,487	98.5%	96.7%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.7%	344,400	98.6%	98.2%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.0%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.6%	52,520	100.0%	100.0%

	Total Boston			18	2,000,166	21.2%	1,832,358	91.6%	91.3%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.1%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.8%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.0%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	12.2%	1,144,968	100.0%	100.0%

	San Francisco
18	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
19	Ardenwood Venture (3)	June 14, 2006	Lease Up	1	72,500	0.8%	27,620	38.1%	—
20	Bayshore Boulevard	August 17, 2004	Stabilized	1	183,344	1.9%	183,344	100.0%	100.0%
21	Bridgeview Technology Park I (2)	September 10, 2004	Stabilized	2	201,567	2.1%	195,063	96.8%	93.1%
22	Bridgeview Technology Park II	March 16, 2005	Stabilized	1	50,400	0.5%	50,400	100.0%	100.0%
23	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
24	Eccles Avenue (2)	December 1, 2005	Rep / Redev	1	152,145	1.6%	—	—	—
25	Forbes Boulevard (2)	September 5, 2007	Stabilized	1	237,984	2.5%	237,984	100.0%	100.0%
26	Industrial Road	August 17, 2004	Stabilized	1	169,490	1.8%	169,490	100.0%	100.0%
27	Kaiser Drive (2)	August 25, 2005	Lease Up	1	87,953	0.9%	—	—	—
28	Pacific Research Center (2)	July 11, 2006	Rep / Redev	10	1,389,517	14.8%	336,461	24.2%	24.2%

	Total San Francisco			23	2,644,488	28.0%	1,299,950	49.2%	48.0%

	San Diego
29	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
30	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
31	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
32	John Hopkins Court	August 16, 2006	Lease up	1	72,192	0.8%	21,470	29.7%	29.7%
33	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	121,000	1.3%	121,000	100.0%	100.0%
34	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	35,370	83.9%	83.9%
35	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.7%	66,745	100.0%	100.0%
36	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	50,305	74.0%	74.0%
37	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.1%	83,410	79.2%	74.8%

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
SEPTEMBER 30, 2008

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	9/30/08	6/30/08
	San Diego (Cont.)
38	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.6%	53,740	100.0%	100.0%
39	Sorrento Valley Boulevard	December 7, 2006	Stabilized	1	54,924	0.6%	54,924	100.0%	100.0%
40	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.9%	81,204	100.0%	100.0%
41	9865 Towne Centre Drive	April 10, 2007	Stabilized	1	84,000	0.9%	84,000	100.0%	100.0%
42	9885 Towne Centre Drive	August 12, 2004	Stabilized	3	115,870	1.2%	115,870	100.0%	100.0%
43	Waples Street	March 1, 2005	Stabilized	1	50,055	0.5%	50,055	100.0%	90.0%

	Total San Diego			20	1,040,564	11.0%	943,427	90.7%	89.7%

	New York / New Jersey
44	Graphics Drive (2)	March 17, 2005	Lease Up	1	72,300	0.8%	18,574	25.7%	44.3%
45	Landmark at Eastview	August 12, 2004	Stabilized	8	751,648	7.9%	743,521	98.9%	99.1%
46	Landmark at Eastview II	August 12, 2004	CIP	3	360,000	3.8%	229,644	63.8%	63.8%
47	One Research Way	May 31, 2006	Lease Up	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			13	1,233,369	13.0%	991,739	80.4%	81.6%

	Pennsylvania
48	Eisenhower Road (2)	August 13, 2004	Lease Up	1	27,750	0.3%	16,565	59.7%	59.7%
49	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.8%	71,500	100.0%	100.0%
50	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.5%	374,387	87.7%	87.7%
51	Phoenixville Pike (2)	May 5, 2005	Lease Up	1	104,400	1.1%	77,455	74.2%	74.2%
52	Spring Mill Drive	July 20, 2006	Stabilized	1	76,378	0.8%	76,378	100.0%	100.0%
53	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
54	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,251	8.2%	687,399	88.3%	88.3%

	Seattle
55	Elliott Avenue (2)	August 24, 2004	Rep / Redev	1	134,989	1.4%	—	—	4.7%
56	500 Fairview Avenue (2)	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	100.0%
57	530 Fairview Avenue (4)	January 12, 2006	CIP	1	94,000	1.0%	16,852	17.9%	17.9%
58	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
59	217th Place	November 21, 2006	Lease Up	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	370,001	3.8%	132,693	35.9%	37.6%

	University Related — Other
60	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
61	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
62	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.6%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	2.6%	249,507	100.0%	100.0%

	Total / weighted average			105	9,461,314	100.0%	7,282,041	77.0%	76.7%

(1)	For a definition of Property Status, see page 34.

(2)	Properties which are being redeveloped or management believes could be redeveloped in whole or in part for laboratory use. See page 23 for details.

(3)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(4)	At September 30, 2008, we owned 70% of the limited liability company that owns the 530 Fairview Avenue property. On October 14, 2008, we acquired the remaining 30% interest.

REPOSITIONING AND REDEVELOPMENT
SEPTEMBER 30, 2008
(Dollars in thousands)

		Total Property			Estimated
		Rentable	Percent	Percent	In-Service
Property	Market	Square Feet	Leased	In Service	Date (1)
Eccles Avenue	San Francisco	152,145	—	—	2012
Elliott Avenue	Seattle	134,989	—	—	Q1 2010
Pacific Research Center	San Francisco	1,389,517	24.2%	8.1%	Q2 2009

Total / weighted average		1,676,651	20.1%	6.7%

	Cost Estimate (2)		Cost Estimate Per Square Foot
	Low Estimate	High Estimate	Low Estimate	High Estimate
Investment to date	$319,300	$319,300	$190.44	$190.44
Future cost estimate	180,000	220,000	107.36	131.21

Total cost estimate	$499,300	$539,300	$297.80	$321.65

Potential
Redevelopment
Square Feet
Stabilized properties	509,676
Lease up properties	292,403

Total	802,079

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(2)	Consists of amounts paid through period end and excludes any amounts accrued.

DEVELOPMENT AND LAND PARCELS
SEPTEMBER 30, 2008
(Dollars in thousands)
CONSTRUCTION IN PROGRESS:

		Estimated				Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment	Date (2)
Center for Life Science¦Boston (3)	Boston	703,000	80.2%	78.9%	$718,500	$730,000	Q1 2009
530 Fairview Avenue	Seattle	94,000	17.9%	17.9%	34,200	45,500	Q2 2009
Landmark at Eastview II	New York / New Jersey	360,000	63.8%	—	71,600	145,000	Q2 2009

Total / weighted average		1,157,000	70.0%	49.4%	$824,300	$920,500

LAND PARCELS:

Estimated
Developable
Market	Square Feet
Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	130,000
Pennsylvania	65,000
Seattle	114,000

Total	1,367,000

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(3)	On October 3, 2008, a portion of the parking spaces at the garage located at our Center for Life Science | Boston property was sold for approximately $29.0 million.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
SEPTEMBER 30, 2008
(Dollars in thousands)

					Rentable	Leased
			Property		Square	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	9/30/08	6/30/08	Market
	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego

	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,445	184,445	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	Lease Up	1	420,000	112,516	26.8%	26.8%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	CIP	1	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$16,328	$603,433	$619,761
Total debt	10,392	488,664	499,056
BioMed’s pro rata share of debt	2,182	97,733	99,915

BioMed’s net investment in unconsolidated partnerships	$2,392	$17,904	$20,296
BioMed ownership percentage	21%	20%

(1)	For a definition of Property Status, see page 34.

(2)	Estimates for purposes of construction in progress.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows.

LEASE EXPIRATIONS
SEPTEMBER 30, 2008
Weighted average remaining lease term is 9 years for the consolidated portfolio and 9 years for the total portfolio.

			Current (1)			Expiration
					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
	Leased	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Expiration	Square Feet	Square Feet	Base Rent	Base Rent	Square Feet	Base Rent	Base Rent	Square Feet
			(in thousands)			(in thousands)
Month-to-month	8,535	0.1%	$130	0.0%	$15.23	$130	0.0%	$15.23
Fourth quarter 2008	48,357	0.6%	1,864	0.7%	38.55	1,909	0.6%	39.48

2008	56,892	0.7%	1,994	0.7%	35.05	2,039	0.6%	35.84
2009	262,397	3.4%	5,112	1.9%	19.48	5,158	1.6%	19.66
2010	725,180	9.5%	16,937	6.4%	23.36	17,065	5.3%	23.53
2011	383,454	5.0%	13,342	5.0%	34.79	13,908	4.4%	36.27
2012	454,607	5.9%	10,580	4.0%	23.27	11,432	3.6%	25.15
2013	494,973	6.5%	10,475	3.9%	21.16	12,906	4.0%	26.07
2014	634,547	8.3%	14,893	5.6%	23.47	17,095	5.4%	26.94
2015	84,157	1.1%	2,683	1.0%	31.88	3,234	1.0%	38.43
2016	603,067	7.9%	22,633	8.5%	37.53	25,736	8.1%	42.68
2017	198,447	2.6%	4,698	1.8%	23.67	6,827	2.1%	34.40
Thereafter	3,754,144	49.1%	162,578	61.2%	43.31	203,744	63.9%	54.27

Total / weighted average	7,651,865	100.0%	$265,925	100.0%	$34.75	$319,144	100.0%	$41.71

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

EXPIRATIONS BY MARKET
SEPTEMBER 30, 2008

	Rentable Square Feet of Expiring Leases
Expiration	Boston	Maryland	San Francisco	San Diego	NY/NJ	Pennsylvania	Seattle	University/Other	Total
2008	—	—	—	52,455	2,043	2,394	—	—	56,892
2009	16,153	—	45,902	50,890	129,640	19,812	—	—	262,397
2010	338,370	—	118,992	10,152	224,577	33,089	—	—	725,180
2011	140,627	—	71,308	44,604	9,183	117,732	—	—	383,454
2012	20,608	—	188,442	69,794	140,676	12,874	22,213	—	454,607
2013	—	—	156,604	220,982	73,069	44,318	—	—	494,973
2014	28,019	—	66,002	127,787	—	374,387	16,852	21,500	634,547
2015	—	—	—	53,740	19,124	11,293	—	—	84,157
2016	152,520	—	100,040	—	—	71,500	51,000	228,007	603,067
2017	—	51,181	101,872	—	45,394	—	—	—	198,447
Thereafter	1,433,022	1,093,787	450,788	385,886	348,033	—	42,628	—	3,754,144

Total	2,129,319	1,144,968	1,299,950	1,016,290	991,739	687,399	132,693	249,507	7,651,865

10 LARGEST TENANTS
SEPTEMBER 30, 2008
Our properties were leased to 123 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent	Lease
		Square	Percent of	Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Date(s)
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	12.1%	$41,096	$44.43	15.5%	May 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	9.0%	28,390	41.43	10.7%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	4.7%	25,543	70.49	9.6%	June 2023
4	Genzyme Corporation	343,000	4.5%	15,464	45.08	5.8%	July 2018
5	Regeneron Pharmaceuticals, Inc. (3)	477,257	5.0%	14,101	29.55	5.3%	Multiple
6	Ironwood Pharmaceuticals, Inc. (4) (5)	160,894	2.1%	9,509	59.10	3.6%	Multiple
7	Centocor, Inc. (Johnson & Johnson)	374,387	4.9%	8,428	22.51	3.2%	March 2014
8	Schering Corporation (4)	136,067	1.8%	7,609	55.92	2.9%	August 2016
9	Array BioPharma Inc. (6)	228,007	3.0%	7,122	31.24	2.7%	Multiple
10	Illumina, Inc.	193,270	2.5%	7,037	36.41	2.6%	October 2023

	Total / weighted average (7)	3,885,502	49.6%	$164,299	$42.29	61.9%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	191,904 square feet expires August 2010, 100,854 square feet expires December 2010, 20,608 square feet expires May 2012, 81,204 square feet expires September 2013, and 290,716 square feet expires April 2018.

(3)	129,224 square feet expires June 2009, which will be replaced with a 15-year 229,644 square foot lease at the new buildings under construction at the Landmark at Eastview II property, and 118,389 square feet expires in June 2024.

(4)	We own 20% of the limited liability company that owns the property that this tenant occupies.

(5)	9,277 square feet expires June 2009, 39,101 square feet expires December 2010 and 112,516 square feet expires December 2013.

(6)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(7)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
SEPTEMBER 30, 2008
(Dollars in thousands)

	Quarter Ended
	9/30/08	9/30/07	Percent Change
Total Same Property Portfolio (1)
Number of properties	47	47
Rentable square feet	5,910,435	5,910,435
Percent of total portfolio	56.7%	56.9%
Percent leased	93.8%	92.6%

Revenues:
Rental	$48,836	$47,204	3.5%
Tenant recoveries	15,701	14,412	8.9%

Total revenues	64,537	61,616	4.7%

Expenses:
Rental operations	11,842	11,554	2.5%
Real estate taxes	5,103	4,792	6.5%

Total expenses	16,945	16,346	3.7%

Same property net operating income (2)	$47,592	$45,270	5.1%

Less straight line rents, fair value and incentive revenue	(4,545)	(5,142)	(11.6%)

Same property net operating income — cash basis (2) (3)	$43,047	$40,128	7.3%

Rental revenue — cash basis (3)	$44,291	$42,062	5.3%

	9/30/08	6/30/08
Number of properties	47	45
Change in same property net operating income	5.1%	4.7%
Change in same property net operating income — cash basis	7.3%	6.1%

(1)	The same property portfolio includes properties in the consolidated portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 33. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents rents on a “cash-on-cash” basis.

ACQUISITIONS
SEPTEMBER 30, 2008

		Rentable
	Number of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,027,265	653,800
2008 acquisitions	1	22,213	4,000

Total acquisitions since August 11, 2004	71	8,897,600	$3,215,993

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through our joint venture with PREI, of which our investment was $18.5 million.

LEASING ACTIVITY (1)
SEPTEMBER 30, 2008

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft
Leased Square Feet as of June 30, 2008	7,630,464
Pre-leasing delivered	9,860	$27.68
Expirations	(174,095)	19.00
Renewals, amendments, and extensions	146,725	25.54
New leases	52,366	27.43
Terminations	(13,455)	14.28

Leased Square Feet as of September 30, 2008	7,651,865

Pre-leased Square Feet as of June 30, 2008	9,860	27.68
Current period pre-leasing delivered	(9,860)	27.68

Pre-leased Square Feet as of September 30, 2008	—

Gross Leasing Activity — Third Quarter 2008	199,091	$26.04

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
SEPTEMBER 30, 2008

	Three Months Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Renewals, Amendments, and Extensions (1)
Number of renewals	7	5	1	4	3
Square feet	146,725	103,011	5,884	391,854	143,993
Tenant improvement costs per square foot (2)	$22.32	$29.12	$—	$0.51	$1.22
Leasing commission costs per square foot (2)	9.94	4.95	—	0.52	0.38

Total tenant improvement and leasing commission costs psf	$32.26	$34.07	$—	$1.03	$1.60

New Leases (3)
Number of leases	6	9	8	14	13
Square feet	52,366	224,293	121,006	288,781	146,063
Tenant improvement costs per square foot (2)	$28.20	$8.98	$137.52	$59.08	$32.13
Leasing commission costs per square foot (2)	5.35	6.06	15.40	9.88	4.34

Total tenant improvement and leasing commission costs psf	$33.55	$15.04	$152.92	$68.96	$36.47

Total (4)
Number of renewals/leases	13	14	9	18	16
Square feet	199,091	327,304	126,890	680,635	290,056
Tenant improvement costs per square foot (2)	$23.87	$15.32	$131.15	$25.36	$16.78
Leasing commission costs per square foot (2)	8.73	5.71	14.68	4.49	2.37

Total tenant improvement and leasing commission costs psf	$32.60	$21.03	$145.83	$29.85	$19.16

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period-over-period comparison less meaningful. For a list of acquisition dates, see pages 21, 22 and 25.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
SEPTEMBER 30, 2008
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
SEPTEMBER 30, 2008
Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Repositioning and redevelopment, or Rep / Redev
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Construction in progress, or CIP
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development